                                                                   EXHIBIT 99.13

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL

- WHAT'S THE BREAKDOWN OF NORTH VS. SOUTH CALIFORNIA?

                                    NUMBER OF                     AGGREGATE
     PROPERTY                       MORTGAGE                      PRINCIPAL
       STATE                          LOANS                        BALANCE                     %
-------------------                 ---------                 -----------------              ------
California-Southern                  4,666                     1,049,792,074.86               75.22
California-Northern                  1,468                       345,923,149.86               24.78
                                     -----                     ----------------              ------
TOTAL:                               6,134                     1,395,715,224.72              100.00
                                     =====                     ================              ======

- I NEED A COMPLETE SET OF STRATS FOR ONLY THE I/O LOANS.

SEE ATTACHED

- I NEED THE DISTRIBUTION OF I/O RESET TERMS FOR THE I/O LOANS.

ALL THE IO RESET TERMS ARE 60 MONTHS.

- I NEED A FICO STRAT FOR ONLY THE I/O LOANS.

SEE ATTACHED

- I NEED A DTI STRAT AND THE AVERAGE DTI FOR ONLY THE I/O LOANS.

     BACK
     DEBT
      TO                        NUMBER OF                    AGGREGATE
    INCOME                      MORTGAGE                     PRINCIPAL
    RATIO                         LOANS                       BALANCE                        %            DTI
--------------                  --------                    -------------                 ------        ------
NA                                   1                         100,000.00                   0.03         0.00
0.01 to 5.00                         2                         558,000.00                   0.16         3.38
5.01 to 10.00                        6                       2,176,000.40                   0.61         8.09
10.01 to 15.00                      14                       4,386,817.68                   1.22        13.01
15.01 to 20.00                      23                       6,866,698.62                   1.91        18.06
20.01 to 25.00                      58                      17,777,324.85                   4.95        23.43
25.01 to 30.00                     133                      42,521,629.27                  11.83        28.35
30.01 to 35.00                     188                      58,516,633.99                  16.28        32.99
35.01 to 40.00                     240                      77,817,138.82                  21.66        38.18
40.01 to 45.00                     299                      94,012,292.95                  26.16        43.01
45.01 to 50.00                     164                      50,155,251.36                  13.96        48.05
50.01 to 55.00                      17                       4,449,823.07                   1.24        52.56
                                 -----                     --------------                 ------        -----
TOTAL:                           1,145                     359,337,611.01                 100.00        37.33
                                 =====                     ==============                 ======        =====

-  I NEED A DTI STRAT AND THE AVERAGE DTI FOR ALL THE LOANS.

     BACK
     DEBT
      TO                        NUMBER OF                       AGGREGATE
    INCOME                      MORTGAGE                        PRINCIPAL
    RATIO                         LOANS                          BALANCE                     %           DTI
--------------                  ---------                   -----------------             -------       ------
NA                                     2                          485,434.13                0.02         0.00
0.01 to 5.00                          18                        4,279,105.15                0.18         3.88
5.01 to 10.00                         54                       11,652,174.13                0.50         8.40
10.01 to 15.00                       144                       28,789,375.12                1.24        13.44
15.01 to 20.00                       304                       46,696,317.99                2.01        18.39
20.01 to 25.00                       649                      107,623,741.50                4.62        23.19
25.01 to 30.00                     1,036                      184,486,012.04                7.92        28.26
30.01 to 35.00                     1,669                      297,855,601.11               12.79        33.10
35.01 to 40.00                     2,193                      410,259,979.74               17.62        38.12
40.01 to 45.00                     2,917                      527,480,720.75               22.65        43.02
45.01 to 50.00                     2,954                      528,648,200.41               22.70        48.11
50.01 to 55.00                       869                      163,327,719.83                7.01        52.84
55.01 to 60.00                        83                       16,639,309.05                0.71        57.47
60.01 to 65.00                         1                          326,448.54                0.01        62.01
                                  ------                    ----------------              ------        -----
TOTAL:                            12,893                    2,328,550,139.49              100.00        39.65
                                  ======                    ================              ======        =====

- I NEED AN AVERAGE DTI FOR EACH FICO BUCKET (PLEASE BUCKET FICO BY 50 POINTS).



                                NUMBER OF                      AGGREGATE
   FICO                         MORTGAGE                       PRINCIPAL
   SCORE                          LOANS                         BALANCE                     %            DTI
----------                      --------                    ---------------               ------        -----
NA                                     6                        1,378,460.24                0.06        38.16
451 to 500                            11                        1,693,520.38                0.07        40.82
501 to 550                           784                      134,339,697.22                5.77        39.96
551 to 600                         2,112                      359,767,285.06               15.45        39.78
601 to 650                         4,375                      771,216,393.50               33.12        40.01
651 to 700                         3,471                      637,446,957.53               27.38        39.90
701 to 750                         1,479                      287,968,251.16               12.37        39.18
751 to 800                           633                      129,290,514.60                5.55        36.62
801 to 850                            22                        5,449,059.80                0.23        37.38
                                  ------                    ----------------              ------        -----
TOTAL:                            12,893                    2,328,550,139.49              100.00        39.64
                                  ======                    ================              ======        =====

-  HOW ARE I/O DTI'S CALCULATED (JUST INTEREST PAYMENT, OR P+I PAYMENT)?

RESEARCHING

-  WHAT ARE THE INITIAL AND PERIODIC CAPS FOR I/O ARMS?

 INITIAL
PERIODIC                          NUMBER OF                   AGGREGATE
  RATE                            MORTGAGE                    PRINCIPAL
   CAP                              LOANS                      BALANCE                      %
--------                          ---------                --------------                 ------
1.500                                 19                     6,530,636.74                   1.82
3.000                                961                   299,885,051.85                  83.45
5.000                                165                    52,921,922.42                  14.73
                                   -----                   --------------                 ------
TOTAL:                             1,145                   359,337,611.01                 100.00
                                   =====                   ==============                 ======

ALL THE PERIODIC CAPS ARE 1.000%.

- WHAT % OF THE LOANS HAVE A SILENT SECOND? WHAT IS THE COMBINED LTV AND DTI FOR THESE LOANS?

APPROXIMATELY 98.89% OF THE SECOND LIENS IN THE DEAL ALSO HAVE THEIR FIRST LIENS IN THE DEAL. THESE ARE CONSIDERED "LOUD" SECOND LIENS.

APPROXIMATELY 36.19% OF THE FIRST LIENS IN THE DEAL HAVE SECOND LIENS BEHIND THEM. OF SUCH FIRST LIENS, APPROXIMATELY 5.28% HAVE SECOND LIENS ("SILENT") WHICH ARE NOT IN THE DEAL.

FOR ALL FIRST LIENS THAT HAVE EITHER SILENT OR LOUD SECONDS:

ORIGINAL LTV                      79.56%
COMBINED LTV                      98.63%
DTI                               40.52%

- WHAT % OF THE I/O LOANS HAVE A SILENT SECOND? LTV AND DTI?

APPROXIMATELY 62.61% OF THE IOS HAVE SECOND LIENS BEHIND THEM.
OF SUCH LOANS, APPROXIMATELY 5.61% HAVE SECOND LIENS ("SILENT") WHICH ARE NOT IN THE DEAL.

FOR ALL IO LOANS THAT HAVE EITHER SILENT OR LOUD SECONDS:

ORIGINAL LTV                      79.62%
COMBINED LTV                      98.95%
DTI                               37.84%

- WHAT % OF STATED INCOME BORROWERS ARE SALARIED?

45.52% OF THE STATED INCOME BORROWERS ARE SALARIED.

- WHAT PERCENT OF THE LOANS WERE MADE TO FIRST TIME BORROWERS?

INFORMATION IS NOT AVAILABLE

- WHAT ARE THE TERMS FOR THE BALLOON LOANS?

ALL THE BALLOONS HAVE A MATURITY OF 15 YEARS AND AMORTIZE OVER 30 YEARS.